Highmore Sustainable All-Cap Equity Fund
Institutional Class: HMSQX
Advisor Class: not available for purchase

a series of Series Portfolios Trust
February 11, 2019

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated
February 28, 2018 (the “Supplement”)

Based upon the recommendation of Highmore Group Advisors, LLC (the “Advisor”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) of the Highmore Sustainable All-Cap Equity Fund (the “Fund”), a series of the Trust. Pursuant to the Plan of Liquidation, the Fund will be liquidated on or around February 27, 2019 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange on February 15, 2019 (“close of business”), the Fund is closed to new investments. Shareholders may continue to redeem shares of the Fund as described in the Fund’s Prospectus.  In addition, effective February 15, 2019, the Advisor will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Advisor will bear all expenses incurred in carrying out the Plan of Liquidation.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets at the close of business on the Liquidation Date, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.

Shareholders may voluntarily redeem their shares before the Liquidation Date.  Accounts not redeemed by February 27, 2019, will automatically be redeemed on February 28, 2019, and net cash proceeds, less any required tax withholding, as described below, will be sent to the address of record.

The sale of portfolio holdings will result in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  The Fund may also make a distribution of undistributed net income and/or capital gains prior to the Liquidation Date.

Please contact the Fund at 1-844-467-3863 if you have any questions.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.